EXHIBIT 10.5

CONFIDENTIAL MATERIAL DELETED (DENOTED BY "[CMD]") AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION TOGETHER WITH CONFIDENTIAL TREATMENT REQUEST REGARDING DELETIONS.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-----------------------------------------------         ------------------------


                                                       INDEX



SECTION #           ITEM                                                                                       PAGE
---------           ----                                                                                       ----

                1   DEFINITIONS                                                                                3-4

                2   SCHEDULES                                                                                  4

                3   WANG RESPONSIBILITIES                                                                      4

                4   OEM RESPONSIBILITIES                                                                       5

                5   TERM                                                                                       5

                6   DEFAULT AND TERMINATION                                                                    6

                7   TITLE, RISK OF LOSS AND PRODUCT LIABILITY AND DISCLAIMERS                                  6

                8   FORCE MAJEURE                                                                              6

                9   NON-DISCLOSURE                                                                             7

               10   AUTHORIZED REPRESENTATIVES AND NOTICES                                                     7

               11   STATUTE OF LIMITATIONS                                                                     8

               12   NON-SOLICITATION                                                                           8

               13   GENERAL                                                                                    8

SCHEDULE A          EQUIPMENT AND PRICE LIST                                                                   9-10

SCHEDULE B          ESCALATION, TRAINING AND DOCUMENTATION                                                     11

SCHEDULE C          INSTALLATION AND SUPPLEMENTAL SERVICES                                                     12-13

SCHEDULE D          REMEDIAL MAINTENANCE SERVICE                                                               14-15

SCHEDULE E          SPARE PARTS                                                                                16

SCHEDULE F          SERVICE CITIES                                                                             17-19

SCHEDULE G          CALL PROCEDURE                                                                             20

SCHEDULE H          REMEDIAL MAINTENANCE SERVICE PAYMENT TERMS                                                 21-22

SCHEDULE I          OEM INSTALLATION/RELOCATION REQUEST FORM                                                   23

SCHEDULE J          APPLICATION SOFTWARE LISTING


CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-----------------------------------------------         ------------------------



                      ON-SITE MAINTENANCE SERVICE AGREEMENT




                                     BETWEEN




                           DYNASYS SYSTEMS CORPORATION




                                       AND




                             WANG LABORATORIES INC.




                             DATED: October 2, 1995




This Agreement, by and between WANG LABORATORIES, INC. (hereinafter "Wang"), a Massachusetts corporation, with its principal place of business at 600 Technology Park Drive Billerica, Massachusetts and Dynasys Systems Corp. (hereinafter "OEM") a corporation, with its principal office at 182 Turnpike Road, Westborough, MA 01851, and is made effective as of October 2, 1995, (the "Effective Date").

WHEREAS, OEM desires that Wang provide certain maintenance services for certain equipment manufactured by OEM, and

WHEREAS, Wang is willing to perform such services upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, Wang and OEM hereby agree as follows:

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-----------------------------------------------         ------------------------

1.       DEFINITIONS

For the purposes of this Agreement, the following terms shall have the following meanings:

         1.1 "AAFR" shall mean average annualized failure rates as shown on Schedule A to this agreement.

         1.2 "Call Screening" shall mean OEM screening and diagnosis of End User problems with Equipment.

         1.3      "DOA"  shall  mean  "dead  on  arrival"   and  refers  to  any
                  replacement equipment or part(s) that arrives at an End User location, does not function and requires replacement.

         1.4 "End User" shall mean a party to whom OEM is obligated with respect to maintenance of Equipment.

         1.5 "Equipment" shall mean the electronic hardware equipment identified in Schedule A to this Agreement.

         1.6 "Escalation" shall mean the provision of increasing technical expertise by the OEM for assistance to Wang Technicians as described in Schedule B to this Agreement.

         1.7 "Installation Service" shall mean the services described in Schedule C to this Agreement.

         1.8 "Load or Loading" shall mean the process of manual or electronic installing of any type of software product that can be used in the Equipment.

         1.9      "Location" shall mean a site where Equipment is installed.

         1.10 "Non-Remedial Calls" shall mean any telephone calls relating to problems with user operation, software, power, data loss, external media defects or any other problem related to the Equipment which is not covered by Remedial Maintenance Service.

         1.11     "OOPM" shall mean "outside the PPM".

         1.12     "Parts" shall mean modules, subassemblies,  boards, components
                  and  related  materials   described  in  Schedule  C  to  this
                  Agreement.

         1.13     "Preventative  Maintenance"  shall  mean  regularly  scheduled
                  maintenance    designed   to   minimize   failures   per   the
                  manufacturers recommendations.

         1.14 "PPM" shall mean "prime period of maintenance" which, is 8 AM to 5 PM, Eastern Time, Monday through Friday of each week, exclusive of holidays observed by Wang.

         1.15 "Remedial Calls" shall mean any telephone calls directly concerned with the delivery of Remedial Maintenance Service.

         1.16 "Remedial Maintenance Service" shall mean the service required in order to correct the improper functioning of Equipment, as described in Schedule D and G to this Agreement.

         1.17 "Repair" shall mean the repair of defective parts as described in Schedule E of this Agreement.

         1.18 "Service City" shall mean those cities listed on Schedule F of this Agreement in which Wang maintains a service office.

         1.19 "Software Support" shall mean any Wang support rendered by telephone to the OEM's End Users. Such support will be limited to feature and function support to those software packages as noted in Schedule J.

         1.20 "Time and Material Service" shall mean the services described in of Schedule C of this Agreement.

         1.21 "Training" shall mean the education and training of Wang personnel described in Schedule B of this Agreement.

         1.22 "Zone Travel Charge" shall mean the additional charge that is applied to Remedial Maintenance Service and Time and Material.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
------------------------------------------------        ------------------------


         1.23 Other capitalized terms shall have the meanings set forth in the text of this Agreement.


2.       SCHEDULES

         Schedules A through I are incorporated into, and are made part of, this Agreement.


3.       RESPONSIBILITIES OF WANG

         3.1 Wang shall provide Remedial Maintenance Service for all Equipment installed at an End User location from and after the Effective Date or at any time during the term of this Agreement or any extension thereof.

         3.2 Wang shall provide trained maintenance personnel for the performance of Remedial Maintenance Service.

         3.3 Wang shall perform Remedial Maintenance Service in a competent and workmanlike manner.

         3.4 Wang shall not provide telephone assistance or labor for the Loading of any software application or operating system unless specifically provided for in this Agreement.

         3.5 Wang shall receive all requests for Remedial Maintenance Service directly from the OEM End Users. Wang shall dispatch its technicians in response to such request as provided in Schedule G.

         3.6 Equipment in need of Remedial Maintenance Service shall be restored to good working order. Remedial Maintenance Service will be considered to be complete when the Equipment is operating in accordance with the OEM's published specifications and/or has successfully executed industry-standard software diagnostic testing commonly utilized in connection with such item of Equipment.

         3.7 Preventative Maintenance shall be performed on Equipment at time of a Remedial Maintenance Service call.

         3.8 Wang shall arrive on site for repair of OEM End User equipment on the next business day at a level no less than for 90% of the total number of calls from OEM requesting Remedial Maintenance Service. Such performance is contingent upon the receipt of the repair part and the availability of the End User at the repair location after arrival of repair part(s) at Wang-designated location.

         3.9 Wang shall receive all requests directly from OEM End Users and shall provide for the support of DOS/Windows software applications as limited to those listed in Schedule J.

         3.10 Software support will be limited to telephone support. On site support of software is not a part of this Agreement.

         3.11 Wang shall provide the OEM with an 800 number for the use of the OEM's End Users as set forth in Schedule A of this Agreement. This toll free number will be electronically routed to Wang's 800 service in the Customer Service Center in Smyrna, GA. However if the carrier of the 800 number terminates its agreement with Wang, Wang shall have no further obligation to provide an 800 number under this provision.

         3.12     Wang shall perform hardware  dispatch as set forth in Schedule
                  G.1.

         3.13 Wang shall perform software problem resolution as shown in Schedule G.2 for those applications shown in Schedule J.

         3.14 Wang shall perform hardware problem resolution as described in Schedules D and E.

         3.15 Should the OEM require any 800 number advanced features such as call prompting, call direction or recording, Wang will provide a written price quotation within 10 days of the OEM's written request to Wang.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
------------------------------------------------        ------------------------

4.       RESPONSIBILITIES OF OEM

         4.1 OEM shall pay Wang for Remedial Maintenance Service pursuant to the payment terms defined in Schedule H of this Agreement.

         4.2 OEM shall provide to Wang an Escalation Procedure, Training, Training Aids and/or Documentation as defined in Schedule B to this Agreement.

         4.3 OEM shall provide to Wang, at no charge, any special diagnostics, tools and/or test equipment required to perform Remedial Maintenance Service. Such items will be returned to OEM upon termination of this Agreement, in good operating condition, less any reasonable wear and tear.

         4.4 OEM shall provide to Wang, at no charge, any special diagnostics, tools and/or test equipment required to perform Remedial Maintenance Service. Such items will be returned to OEM upon termination of this Agreement, in good operating condition, less any reasonable wear and tear.

         4.5 OEM hereby appoints Wang as its exclusive, nationally authorized service organization for the Remedial Maintenance Service. The exclusive appointment, however, shall not apply, nor is it intended to prevent, those authorized dealers and a "value-added resellers" of OEM which service equipment units sold by them to their respective End User customers. OEM shall provide Wang with a listing of such dealers and value added resellers who are providing services similar to those specified in this Agreement, and shall update such list on a regular basis.

         4.6 OEM shall provide such RSLs, Parts and Repair as defined in Schedule E to this Agreement.

         4.7 OEM shall provide and staff a technical support "help desk" for use by Wang personnel and shall provide a toll-free telephone number for such help desk.

         4.8 OEM hereby grants to Wang the right of first refusal to have included under this Agreement such other new equipment as may be manufactured and/or sold by OEM. Notice of the right to exercise such option shall be given to Wang by OEM promptly, and Wang shall inform OEM as to its acceptance or refusal, or its request such additional information as it may require, within forty-five (45) days of receipt of such notice.

         4.9 OEM shall be charged the "reasonable and customary" cost of commercial travel when it is required for the performance of Remedial Maintenance Service. Commercial travel includes, but is not limited to, such items as airfare, ferry and rental vehicles.

         4.10 OEM will be charged the actual charges for reasonable lodging and meals, when, if in the best interest of Wang and OEM, it is determined that a Wang technician remain overnight at or near the End User Location.

         4.11 OEM shall be charged the actual cost of renting or leasing any special test equipment when required to isolate properly a problem.

5.       TERM

This Agreement shall be effective on the Effective Date. Unless otherwise terminated as provided herein, this Agreement shall have an initial term of three (3) years ("Initial Term") and thereafter shall continue from year to year. Either party shall have the right to terminate this Agreement at the end of the Initial Term or at the end of any extended term upon not less than ninety
(90) days prior written notice to the other party.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
------------------------------------------------        ------------------------

6.       DEFAULT AND TERMINATION

         6.1 If either party defaults in performance of any material obligation under this Agreement, and such default is not cured within sixty (60) days after receipt of written notice from the non-defaulting party, the non-defaulting party shall have the right to terminate this Agreement effective after the expiration of such 60 days.

         6.2 In addition, if OEM fails to pay any monies when due, OEM will pay upon demand all costs, including attorney's fees, expended in collecting overdue charges, as well as interest on all unpaid charges at the rate of 1.5% per month, and Wang may suspend its performance under this Agreement until all monies owed are paid in full.

         6.3 Termination of this Agreement shall not affect any rights existing as of the effective date of termination.

         6.4 Except as provided in Section 7.4, the rights and remedies provided in this Agreement are cumulative and in addition to any other rights or remedies available at law or in equity.


7.       INSURANCE AND LIMITATION

         7.1 OEM shall, at its sole expense, maintain such insurance as is reasonably necessary to protect itself and Wang against any and all product liability claims with respect to Equipment. Upon Wang's request, OEM shall provide Wang with a certificate of insurance evidencing the existence of such insurance and naming Wang as a loss payee in the event of loss by Wang. OEM shall indemnify and save Wang harmless from any and all liabilities, costs and expenses (including attorneys' fees and costs) with respect to any claim of an End User or third party relating to said product liability claims.

         7.2 WANG SHALL ONLY BE LIABLE FOR DIRECT DAMAGES FOR ANY BREACH OF THIS AGREEMENT AND IN NO EVENT SHALL WANG BE LIABLE UNDER ANY PROVISION OF THIS AGREEMENT OR OTHERWISE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE OR DATA EVEN IF WANG HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE. OEM ACKNOWLEDGES THAT THE CHARGES FOR THE SERVICES PROVIDED HEREUNDER HAVE BEEN ESTABLISHED IN CONTEMPLATION OF THE FOREGOING ALLOCATION OF RISKS.

         7.3 Wang shall not be responsible for the loss of, nor the cost of reconstructing, data stored on disk files, tapes or memories, or for information lost during the conduct or performance of any services hereunder. OEM and its End Users are solely responsible for the protection and backup of all data and software used in conjunction with the Equipment.


8.       FORCE MAJEURE

         Neither party shall be liable for any delay in performance, or failure to perform, under this Agreement caused by shortages of materials, acts of God, fire, flood, war, embargo, labor trouble, riots and laws, rules, regulations and orders of any governmental authority or any other similar cause beyond the control of the party affected at the time such cause arises. If any delay or inability to perform continues for more than sixty (60) days, either party shall have the right to terminate this Agreement upon written notice to the other party, or to suspend its obligations hereunder until such time as such delay or inability to perform is corrected.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-------------------------------------------------       ------------------------

9.       NON-DISCLOSURE

         9.1 Each party recognizes that performance hereunder may require the use of data or information which is proprietary or confidential to the other. Wang and OEM shall treat such data or information of the other with the same degree of care as it treats its own confidential data or information, and shall inform its employees, agents or authorized representatives of the confidential or proprietary nature of such data or information.

         9.2 Wang and the OEM agree to maintain in confidence and, except as provided herein, not to disclose, reproduce or copy any software, materials, or documents which are marked confidential or proprietary. The obligations under this Section shall survive the expiration or termination of this Agreement for whatever reason, and shall be binding on OEM's successors and assigns.

         9.3 All confidential or proprietary information provided by one party to the other pursuant to this Agreement is provided solely for the receiving party's use in performing its obligations hereunder and shall not be used or made available for any other purpose.

         9.4 Furthermore, OEM acknowledges that Wang's business includes the design and development of products which may be similar to the Equipment and, notwithstanding the foregoing, nothing in this Agreement shall preclude or in any way impair the conduct of such business by Wang.


10.      AUTHORIZED REPRESENTATIVES AND NOTICES

         10.1 Each party shall designate one representative who shall be authorized to take any and all action and/or grant any approvals required in the course of performance of this Agreement. Such representative shall be fully authorized to act for and bind such party, including the approval of amendments to this Agreement. Until written notice to the contrary is provided, the authorized representatives of the parties are as follows:

                  for Wang:                           for Dynasys Systems Corp.


                  -------------------------           --------------------------
                  Vice President                      Dynasys Systems Corp.
                  Wang Laboratories, Inc.             182 Turnpike Road
                  600 Technology Park Drive           Westborough, MA  01851
                  Billerica, MA  01821-4130

         10.2 Any notice or other communication required or permitted under this Agreement shall be in writing and shall be delivered in person or sent by certified mail, return receipt requested, addressed as set forth below:

                  In the case of Wang:             with a copy to:

                  John Larson                      Legal Council, Law Department
                  600 Technology Park Drive        600 Technology Park Drive
                  Billerica, MA  01821-4130        Billerica, MA  01821-4130


                  In the case of Dynasys
                   Systems Corp.:                  with a copy to:

                  ==========================       =========================
                  Dynasys Systems Corp.            Dynasys Systems Corp.
                  182 Turnpike Road                182 Turnpike Road
                  Westborough, MA  01851           Westborough, Ma  01851

         10.3 Either party may change the name or address to which notices or other communications are to be sent by giving written notice of such change to the other party. Mailed notice shall be deemed given when received as indicated by the return receipt, properly addressed and first class postage paid.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa        Friday, October 20, 1995
--------------------------------------------------     -------------------------

11.      STATUTE OF LIMITATIONS

No action, whether in contract, tort, or otherwise, arising out of the performance of Remedial Maintenance Service or other services under this Agreement, may be brought by either party more than two (2) years after the cause of action arises, except for an action by Wang to collect payments due hereunder.


12.      NON-SOLICITATION OF EMPLOYEES

During the period of time extending to the later of one year after the expiration of the Initial Term, or any extension thereof, OEM shall not, without the prior written approval of Wang, hire or solicit for hire any Wang employee directly or indirectly connected with performance by Wang under this Agreement; provided, however, that this Section shall not prevent OEM from soliciting or hiring any Wang employee after such employee has terminated his/or her employment with Wang.


13.      GENERAL

         13.1 Neither this Agreement nor any rights granted hereunder may be assigned by OEM without the prior written consent of Wang. Any such attempted assignment shall be void.

         13.2 The terms and conditions of this Agreement may be waived, modified, or supplemented only in writing by duly authorized representatives of the parties.

         13.3 No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver or preclude further exercise thereof.

         13.4     Section headings are for convenience of reference only.

         13.5 If any part of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid, such judgment will not affect or nullify the remainder of this Agreement, but the effect thereof will be confined to the part immediately involved in the controversy adjudged.

         13.6 This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of, the Commonwealth of Massachusetts.

         13.7 OEM ACKNOWLEDGES HAVING READ THIS AGREEMENT AND AGREES TO BE BOUND BY ITS TERMS. THIS AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND SUPERSEDES AND CANCELS ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

         WHEREOF, the parties hereto have hereunto set their hands and seals Effective Date.

Wang Laboratories Incorporated Dynasys Systems Corp.


By:                                         By:
   --------------------------                  -------------------------------

-----------------------------               ----------------------------------
(Printed Name)                              (Printed Name)

Title:_________________________             Title:________________________

Date:_________________________              Date:________________________

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
---------------------------------------------------     ------------------------



                                   SCHEDULE A
                       OEM EQUIPMENT LIST AND PRICE TABLE




MODEL         DESCRIPTION                                       AAFR

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------

--------      ---------------------------------------------     ----------------


*Average Annualized Failure Rate

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-------------------------------------------------       ------------------------

                            PRICE LIST WANG PROVIDED
                   FOR ONE YEAR HARDWARE, DEDICATED 800 LINE &
                          90 DAY SOFTWARE APPLICATIONS
                                 CALL SCREENING


=====================================================================================================================
              ANNUALIZED                       ANNUALIZED                         ANNUALIZED
              FAILS                            % UNITS                            WARRANTY
              /UNIT                            FAILED                             CHARGE/UNIT
=====================================================================================================================
                 0.025                            2.50%                                 [$CMD]
                 0.030                            3.00%                                 [$CMD]
                 0.040                            4.00%                                 [$CMD]
                 0.050                            5.00%                                 [$CMD]
                 0.060                            6.00%                                 [$CMD]
                 0.070                            7.00%                                 [$CMD]
                 0.080                            8.00%                                 [$CMD]
                 0.090                            9.00%                                 [$CMD]
                 0.100                           10.00%                                 [$CMD]
                 0.200                           20.00%                                 [$CMD]
                 0.300                           30.00%                                 [$CMD]
                 0.400                           40.00%                                 [$CMD]
                 0.500                           50.00%                                 [$CMD]
                 0.600                           60.00%                                 [$CMD]
                 0.700                           70.00%                                 [$CMD]
                 0.800                           80.00%                                 [$CMD]
                 0.900                           90.00%                                 [$CMD]
                 1.000                          100.00%                                 [$CMD]

A.2      800 Number support Prices

         1.       Costs

--------------------------------------------------------------------------
Startup and Installation-One Time Charge                        [$CMD]
--------------------------------------------------------------------------
Service Modifications Advanced Features                         [CMD]
--------------------------------------------------------------------------
Cancellation (Contract Termination for cause)                   [$CMD]
--------------------------------------------------------------------------
Billing for OEM requested Services                              [$CMD]
--------------------------------------------------------------------------
TC Changes/Analysis/Monitoring for OEM requested Services       [$CMD]
--------------------------------------------------------------------------

         2.       Terms

                  a. OEM will indemnify and hold Wang harmless from and against any liabilities, damages, costs and expenses arising out or relating to the use of the 800 number.

                  b. OEM will pay actual administrative/technical charges related to the 800 number quarterly.

                  c. Payment of all charges will be made prior to the start of the next quarter.

                  d. OEM shall pay a billing charge of $100 for each invoice required in connection with the 800 number's use or technical support provided.

                  e. Wang reserves the right to terminate the 800 services to the OEM's End Users for any non-payment by the OEM.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
--------------------------------------------------      ------------------------

         3.       Pre-Payment

                  a. In addition to the prepayment as shown in Schedule H, upon contract execution, OEM will be invoiced per the example below. The initial payment terms will be 10 days.

         EXAMPLE
                  Schedule:
                  Assume the contract amendment is signed 6/24/95
                  Assume billing on 6/25/95
                  Assume payment on 6/8/95
                  Assume service start on 6/22/95
                  Initial Billing:
                  The initial bill invoiced to the OEM will include the
                   following costs:
                  a.       Start up and installation cost             [$CMD]
                  b.       Billing costs                              [$CMD]
                           NOTE: per minute charges are included      [CMD]
                           in the per unit shipped price
                                                        Total         [$CMD]

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa        Friday, October 20, 1995
-------------------------------------------------      ------------------------

                                   SCHEDULE B
                     TRAINING, DOCUMENTATION AND ESCALATION


B1.      TRAINING

         B1.1 Training classes conducted by OEM, at the request of Wang, shall cover the installation, service and maintenance of OEM products. Such classes may be limited to video tape training or waived when authorized by Wang's Engineering Services Group. The OEM may request such waiver, when requested by the OEM in writing no more than 10 days after execution of this agreement.

         B1.2 All necessary instructors, training materials, supplies, and Equipment for training classes shall be furnished by OEM at no expense to Wang.

         B1.3 If training classes are conducted at a facility other than OEMs facility, OEM shall pay all reasonable Travel and Living expenses for OEM instructor(s).

         B1.4 Wang reserves the right to use and reproduce any or all training materials when training other Wang employees.


B2.      DOCUMENTATION

         B2.1 OEM shall provided to Wang two sets of documentation and software as shipped with each OEM product identified in Schedule A at no charge to Wang. OEM shall provide Wang with the right to copy such materials for distribution to Wang personnel for purposes of delivering the Remedial Maintenance shown in this agreement.

         B2.2 As soon as practicable and from time to time, OEM shall furnish each Wang Service City with one set of all changes and updates to documentation for each current OEM product. For each future OEM product, OEM shall furnish Wang with one complete set of documentation as promptly after completion of preparation of such documentation as possible.

         B2.3 All changes and updates to documentation for each current OEM product and complete sets of documentation for OEM future products shall be furnished to Wang. Wang may copy such documentation.

B.3      ESCALATION PATH (TECHNICAL)

         B3.1 OEM shall provide a toll free telephone number for the purpose of contacting the OEM's technical support group.

         B3.2 The OEM shall provide this service, at the least, continuously during the hours stated herein inclusive of both Eastern Standard and Pacific Standard time zones.

         B3.3 When the End Users problem can not be resolved over the phone or through the application of Maintenance Service by Wang, then the OEM may opt to provide its technical support on site. Such support will be provided at no cost to Wang.

         B3.4 All OEM Technical support service shall be provided to Wang at no cost.

         B3.5     OEM will provide all software  problem  resolution  to its End
                  Users.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-------------------------------------------------       ------------------------

                                   SCHEDULE C
                              HOURLY RATES SCHEDULE


C1.      HOURLY RATES

         Labor charges commence upon arrival of the technician at End User's Location and cease upon completion of the work being charged as Time and Material Service, which includes testing and verification.

         Service requested to be performed within the PPM:
                  [$CMD] per hour with a 2 hour minimum

         Service requested to be performed OPPM:
                  [$CMD] per hour with a 2 hour minimum


C2.      ZONE TRAVEL CHARGE

         The appropriate Zone Travel Charge is determined based on the distance from the nearest Wang Service City to End User's Location. Mileage is determined on a straight line basis utilizing Rand McNally's Road Atlas for the United States and from the center of the Wang Service City.

                  Zone 1   00 - 50 miles    [$CMD]
                  Zone 2   51 - 75 miles    [$CMD]
                  Zone 3   76 - 100 miles   [$CMD]
                  Zone 4   101 - up miles   *

* Wang's then-current Time and Materials Service rates plus $0.275 per mile round trip. OEM shall be charged only one Zone Travel Charge when, through no fault of OEM, multiple visits are required to repair the Equipment.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-------------------------------------------------       ------------------------

                                   SCHEDULE D
                          REMEDIAL MAINTENANCE SERVICE


D1.      REMEDIAL MAINTENANCE SERVICE

         D1.1     Remedial Maintenance Service shall be provided as described in
                  Section 3 of the Agreement.


D2.      EXCLUSIONS

         The following work is not included in Remedial Maintenance Service. Wang shall have no obligation for:

         (a)      Electrical work external to Equipment;

         (b)      Repair   of   damage   or  loss   resulting   from   accident,
                  transportation, neglect, misuse or abuse, operator error, failure of electrical power or air conditioning or humidity control, or use for which Equipment was not designed;

         (c) Preventative Maintenance that is designed to be performed by an End User.

         (d) Supplies or accessories, painting or refinishing Equipment, making specification or field engineering changes, performing services connected with relocation of Equipment, or adding or moving accessories, attachments or other devices;

         (e)      Software programming, software program maintenance or Loading;

         (f)      Service which is impractical for Wang to render because of, or
                  which  is  required  because  of,   attachment,   addition  or
                  connection of the Equipment to another machine or device;

         (g) Service required as a result of work on Equipment by parties other than Wang personnel;

         (h) Service of Equipment which, because of a safety hazard, exposes Wang personnel to a risk of injury;

         (i)      Equipment determined by Wang to be unserviceable;

         (j) Service in connection with the installation, discontinuance or removal of Equipment;

         (k) Time and travel expense incurred to obtain Parts as a result of the OEM's failure to provide Wang with Parts as required herein;

         (l) Service when in connection with user-replaceable units, such as keyboards or monitors;

         (m)      Service when no problem is found;

         (n) Service to any products other than normally considered desktop equipment, multi processor units, etc.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
----------------------------------------------------    ------------------------

D3.      ENGINEERING, FEATURE AND SAFETY CHANGES

If engineering changes, feature changes, or safety changes are developed by OEM for the Equipment, such changes shall be installed by OEM. However, if OEM requests, Wang shall install such changes on an Installation Service basis or a "Time and Materials" Service basis, and OEM shall provide all components, parts and instruction packages necessary for Wang to perform such work.


D4.      MAINTENANCE OF RELOCATED EQUIPMENT

If Equipment is to be relocated, Wang shall continue to maintain such Equipment at the new Location, and OEM shall deliver to Wang a fully completed and signed Installation/Relocation Request Form (Schedule I) covering such relocation. If such Equipment is not installed by Wang at the new Location, Wang shall have the right to conduct an inspection after installation of the Equipment at the new Location and to determine if the same is acceptable for performance of Remedial Maintenance Service.

If, in the opinion of Wang after inspection, Equipment which has been relocated by persons other than Wang personnel does not qualify for Remedial Maintenance Service because of damage from any cause and/or improper installation, OEM shall pay Wang for the cost of Wang's inspection. If Wang is requested to perform such repairs as it deems necessary to re-qualify such Equipment for Remedial
Maintenance Service, Wang shall waive payment of the inspection fee, provided OEM pays to Wang the cost of such repairs. Charges for such repairs shall be computed in accordance with the terms and conditions of Time and Material Service as described in Schedule C.


D5.      EQUIPMENT

Schedule A lists the models of Equipment that shall be maintained in accordance with the terms of this Agreement.


D6.      CHARGES

Charges payable by OEM to Wang for Remedial Maintenance Service are set forth in Schedule H.


D7.      ZONE CHARGES

         D7.1 Zone Travel Charges payable for Remedial Maintenance Service are determined based on the distance from the nearest Wang Service City to End User's Location. Mileage is determined on a straight line basis utilizing Rand McNally's Road Atlas for the United States and from the center of the Wang Service City.

                  Zone 1   00 - 75 miles    [$CMD]
                  Zone 2   76 - 100 miles   [$CMD]
                  Zone 3   101 - up miles   [CMD]

                  Wang shall not be obligated to perform Remedial Maintenance Service at an End User's Location located in Zone 4 unless it has given its prior written approval in each case.

         Note: The fee of $150/incident shall be charged for all incidents when the total of incidents in a calendar month exceed 5% of the total calls taken in that month. Example: If 5000 calls are taken by Wang then the total number of allowable incidents over 75 miles would be no more than 250 during that 30 day period.


D8.      NOTIFICATION OF SHIPMENT TO WANG

         On a monthly basis, OEM will provide to Wang via a diskette or by some other electronic means, a text file listing, by serial and model number and date shipped, all of the Equipment shipped to End Users in the United States as to which Maintenance Service is to be provided hereunder.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
---------------------------------------------------     ------------------------

                                   SCHEDULE E
                                   SPARE PARTS


E1.      OEM shall provided the following Parts services to Wang:

         E1.1 Furnish, upon verbal notice from Wang, for next business day delivery, a replacement Part necessary to perform Remedial Maintenance Service;

         E1.2 Bear the expenses of shipment of and risk of loss to Parts from OEM location to Wang's storage locations, and stamp, etch, tag or label each Part for the purpose of proper identification when received by Wang;

         E1.3 Supply Wang with one copy of a packing slip, or other comparable document, for each delivery of Parts to Wang, and return addressed, self-adhesive shipping label.

         E1.4 Replenish Parts as required by Wang (including DOA parts) and take all necessary action to maintain the availability of sufficient Parts such that Wang may satisfy its commitments, hereunder;

         E1.5 In the event it becomes necessary for Wang to notify OEM that one or more Parts are required on an emergency basis, OEM will use its best efforts to ship the Parts required by Wang, by the method specified by Wang, the same day of receipt of such notice when notice is received by OEM during the PPM and within 24 hours of OEM receipt of such notice OPPM; and

         E1.6     OEM will repair or replace defective parts at no cost to Wang.


E2.      Wang will provide the following Parts services to OEM:

         E2.1     Keep records of the receipt, disbursement and use of Parts;

         E2.2 Utilize the same procedures in the safekeeping and record keeping of Parts as used in maintaining its own parts and records; and

         E2.3 Return to OEM, at Wang's expense and risk of loss, all defective Parts provided by OEM and affix to such defective parts a defective material tag to permit appropriate identification.


E3. Upon termination of this Agreement, Wang shall provide OEM with a final reconciliation of all OEM outstanding defective material in transit and shall ship the remaining Parts to the OEM at OEM's expense.

         E3.1     If OEM does not notify Wang of any discrepancies within thirty
                  (30) days of receipt of the final reconciliation, and specifically identify any discrepancies, such inventories shall be deemed to be conclusively agreed to by OEM; and OEM shall thereupon be deemed to release and discharge Wang from any liability for discrepancies in the inventory discovered thereafter. Wang's responsibility for unreconciled inventory discrepancies shall be subject to a 2% annual industry-standard "shrinkage" factor.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa        Friday, October 20, 1995
--------------------------------------------------     ------------------------

                                   SCHEDULE F
                             WANG SERVICE LOCATIONS

                           U.S. Wang Service Locations


Sorted by State                                                     Sorted by City
City                                          State                 City                                     State
-----------------------------------------------------------------------------------------------------------------------------
Anchorage                                      AK                   Akron                                     OH
Birmingham                                     AL                   Albany                                    NY
Little Rock                                    AR                   Albuquerque                               NM
Phoenix                                        AZ                   Allentown                                 PA
Tucson                                         AZ                   Anchorage                                 AK
Fresno                                         CA                   Atlanta                                   GA
Oakland                                        CA                   Austin                                    TX
Sacramento                                     CA                   Baltimore                                 MD
San Francisco                                  CA                   Birmingham                                AL
Santa Clara                                    CA                   Bloomfield                                NJ
San Jose                                       CA                   Bloomington                               IN
Los Angeles                                    CA                   Boise                                     ID
Orange Cty                                     CA                   Boston                                    MA
San Diego                                      CA                   Brooklyn                                  NY
Denver                                         CO                   Buffalo                                   NY
Hartford                                       CT                   Burlington                                MA
New Haven                                      CT                   Charleston                                SC
Stamford                                       CT                   Charlotte                                 NC
Springfield                                    CT                   Chattanooga                               TN
Washington                                     DC                   Chicago                                   IL
Hollywood                                      FL                   Cincinnati                                OH
Clearwater                                     FL                   Clearwater                                FL
Orlando                                        FL                   Cleveland                                 OH
Tampa                                          FL                   Columbia                                  SC
Jacksonville                                   FL                   Columbus                                  OH
Miami                                          FL                   Dallas                                    TX
Atlanta                                        GA                   Dayton                                    OH
Hawaii                                         HI                   Delaware                                  MD
Honolulu                                       HI                   Denver                                    CO
Maui                                           HI                   Des Moines                                IA
Des Moines                                     IA                   Detroit                                   MI
Boise                                          ID                   E. Rutherford                             NJ
Chicago                                        IL                   Edison                                    NJ
Springfield                                    IL                   El Paso                                   TX
Bloomington                                    IN                   Eugene                                    OR
Fort Wayne                                     IN                   Fort Wayne                                IN
Indianapolis                                   IN                   Fort Worth                                TX
South Bend                                     IN                   Fresno                                    CA
Kansas City                                    KS                   Grand Rapids                              MI
Wichita                                        KS                   Greensboro                                NC
Louisville                                     KY                   Harrisburg                                PA
New Orleans                                    LA                   Hartford                                  CT
Boston                                         MA                   Hawaii                                    HI

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa        Friday, October 20, 1995
-------------------------------------------------      -------------------------


Sorted by State                                                     Sorted by City
City                                          State                 City                                     State
-----------------------------------------------------------------------------------------------------------------------------

Burlington                                     MA                   Hollywood                                 FL
Worcester                                      MA                   Honolulu                                  HI
Delaware                                       MD                   Houston                                   TX
Baltimore                                      MD                   Indianapolis                              IN
Rockville                                      MD                   Jacksonville                              FL
Portland                                       ME                   Kansas City                               KS
Detroit                                        MI                   Knoxville                                 TN
Grand Rapids                                   MI                   Lansing                                   MI
Lansing                                        MI                   Las Vegas                                 NV
Minneapolis                                    MN                   Little Rock                               AR
St. Paul                                       MN                   Los Angeles                               CA
St. Louis                                      MO                   Louisville                                KY
Charlotte                                      NC                   Madison                                   WI
Greensboro                                     NC                   Manchester                                NH
Raleigh                                        NC                   Maui                                      HI
Omaha                                          NE                   Memphis                                   TN
Manchester                                     NH                   Miami                                     FL
Bloomfield                                     NJ                   Milwaukee                                 WI
Edison                                         NJ                   Minneapolis                               MN
Morristown                                     NJ                   Morristown                                NJ
Toms River                                     NJ                   Mt. Laurel                                NJ
E. Rutherford                                  NJ                   Nashville                                 TN
Mt. Laurel                                     NJ                   New Haven                                 CT
Princeton                                      NJ                   New Orleans                               LA
Albuquerque                                    NM                   New York City                             NY
Las Vegas                                      NV                   Newport News                              VA
Albany                                         NY                   Oakland                                   CA
Buffalo                                        NY                   Oklahoma City                             OK
Rochester                                      NY                   Omaha                                     NE
Syracuse                                       NY                   Orange Cty                                CA
New York City                                  NY                   Orlando                                   FL
Syossett                                       NY                   Philadelphia                              PA
Brooklyn                                       NY                   Phoenix                                   AZ
Akron                                          OH                   Pittsburgh                                PA
Cincinnati                                     OH                   Portland                                  ME
Cleveland                                      OH                   Portland                                  OR
Columbus                                       OH                   Princeton                                 NJ
Dayton                                         OH                   Providence H                              RI
Oklahoma City                                  OK                   Raleigh                                   NC
Tulsa                                          OK                   Richmond                                  VA
Portland                                       OR                   Rochester                                 NY
Eugene                                         OR                   Rockville                                 MD
Salem                                          OR                   Rosslyn                                   VA
Allentown                                      PA                   Sacramento                                CA
Harrisburg                                     PA                   Salem                                     OR
Philadelphia                                   PA                   Salt Lake City                            UT
Valley Forge                                   PA                   San Antonio                               TX
Pittsburgh                                     RI                   San Diego                                 CA

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
---------------------------------------------------     ------------------------


Sorted by State                                                     Sorted by City
City                                          State                 City                                     State
-----------------------------------------------------------------------------------------------------------------------------

Providence                                     SC                   San Francisco                             CA
Charleston                                     SC                   San Jose                                  CA
Columbia                                       TN                   Santa Clara                               CA
Memphis                                        TN                   Seattle                                   WA
Chattanooga                                    TN                   South Bend                                IN
Knoxville                                      TN                   Spokane                                   VA
Nashville                                      TN                   Springfield                               CT
Austin                                         TX                   Springfield                               IL
Dallas                                         TX                   St. Louis                                 MO
Fort Worth                                     TX                   St. Paul                                  MN
Houston                                        TX                   Stamford                                  CT
El Paso                                        TX                   Syossett                                  NY
San Antonio                                    TX                   Syracuse                                  NY
Salt Lake City                                 UT                   Tacoma                                    WA
Rosslyn                                        VA                   Tampa                                     FL
Newport News                                   VA                   Toms River                                NJ
Richmond                                       VA                   Tucson                                    AZ
Spokane                                        VA                   Tulsa                                     OK
Seattle                                        WA                   Valley Forge                              PA
Tacoma                                         WA                   Washington                                DC
Madison                                        WI                   Wichita                                   KS
Milwaukee                                      WI                   Worcester                                 MA


CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
-------------------------------------------------       ------------------------

                                   SCHEDULE G
                             REPAIR CALL PROCEDURES


G.1      Hardware Calls

(a) Wang will perform "first call screening" of OEM End Users who are experiencing problems with their Equipment.

(b) When the Wang Support Center is unable to resolve the End User's problem or has discovered the defective component, the Wang Support Center calls the OEM's service center to initiate a parts action or request for technical assistance.

(c) At the time of the End User's call to the Wang Support Center, Wang will obtain the model and serial number of the failing equipment, the name of the OEM's customer, account contact, the customer's address and telephone number.

(d) At the time of Wang's call to the OEM all the information obtained in step (c) will be provided to the OEM. The OEM will be requested to provide the estimated arrival date of the replacement parts, as well as the responsible OEM individual who will be coordinating the repair call.

(e) When the part has arrived at the Wang location Wang's Support Center will dispatch a customer engineer.

(f) When the Customer Engineer is unable to resolve the problem in its work with the customer, the Wang Support Center or Wang Sustaining Engineering will contact the OEM Technical support for assistance at no charge.

(g) When the Wang technicians have completed the call, the OEM will be requested to note in its records that the call has been "closed out." The WANG call tracking number given at the time the call was placed should be used as the reference. The entry must include the technician's on-site arrival and departure time.

(h)      Wang will then "close out" the repair call.

G.2      Software Calls

(a) Wang will provide responses to the OEM's End Usertelephone requests for Software Supportlimited to the software applications listed in Schedule J.

(b) Support will be for a period of 90 days from the date of shipment of the unit of Equipment.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
--------------------------------------------------      ------------------------

                                   SCHEDULE H

                   REMEDIAL MAINTENANCE SERVICE PAYMENT TERMS


       For each month during the term of this Agreement, OEM shall pay to Wang a fee in respect of the performance by Wang of Remedial Maintenance Service (the "Monthly Fee"). The amount of each Monthly Fee, and the date on which same is due, shall be determined in accordance with the provisions of this Schedule, as follows:

       1. Each Monthly Fee shall be the greater of (a) [$CMD] or (b) the amount determined by operation of the formula described below as the "Failure Rate Formula") or (c) a total annual fee agreed upon divided by 12 months.
               (a) The payment for the 1st quarter of the initial term will be divided into the 3 increments the total of which shall equal [$CMD].

               (b) The 1st quarter payments are based on a [$CMD] per unit shipped or a [CMD%] failure rate as shown in Schedule A Price
               List:

               (c) This payment schedule is applicable only to the 1st year of this agreement.

               (d) The following table indicates the required payments:

                  Month 1           Month 2          Month 3
                  ------------------------------------------
                  [$CMD]            [$CMD]           [$CMD]

         2. For purposes of the Failure Rate Formula, the following terms shall be applicable:

              (a) An "Equipment Failure" is deemed to have occurred when (i) the OEM user shall advise Wang that a unit of Equipment at the End User Location requires Remedial Maintenance Service, and (ii) Wang shall have dispatched a technician to perform such Remedial Maintenance Service.

              (b) The "Base Failure Rate" shall be the assumed annual rate(s) of failure of the Equipment which OEM has elected to have apply to the Equipment. The per-unit fee applicable to the Base Failure Rate is set forth in the "Price Table" attached to the Agreement as Schedule A (the "Base Failure Rate Fee"). The Price Table also contains the per-unit fees applicable to various failure rates other than the Base Failure Rate.

              (c) "Covered Units" shall be the number of pieces of Equipment as to which Wang is required to perform Remedial Maintenance Service in each calendar month during the term hereof. The number of Covered Units subject to Remedial Maintenance Service in any given calendar month shall be deemed to be the total number of pieces of Equipment shipped by OEM to End Users on or before the expiration of the prior month.

              (d) The "Actual Failure Rate" shall be the percentage determined by dividing (i) the product of (x) number of Equipment Failures occurring in a calendar month times (y) twelve (12) by (ii) the number of Covered Units deemed to be applicable to such calendar month.

              (e) The "Average Actual Failure Rate" shall be the average of the Actual Failure Rates during any period of three (3) consecutive months during the term of the Agreement.

              (f) "Zone Travel Charge" shall be as shown in Schedule D - D.7..

      3. OEM shall advise Wang in writing of the number of unit of Equipment which OEM has shipped to End Users as of each of the fifteenth day and the last day of each month in the term. Such written reports shall be delivered to Wang on or before the twentieth day of the month, and the fifth day of the following month, respectively. The total shipment of units of Equipment in any month shall be the total of the units of Equipment shown in the two reports (an "Actual Monthly Shipment").

      4. Wang shall provide to OEM, on or about the tenth day of each month, an invoice for the Monthly Fee applicable to that month, which shall be due and payable within five (5) business days of the date of receipt thereof by OEM. For the first month of the term, the Monthly Fee shall be the product of (a) the Base Failure Rate times (b) the estimated Actual Monthly Shipment for the first month, as reasonably agreed upon by Wang and OEM in writing, plus any applicable Zone Travel Charges. For the second and third months of the term, such invoice shall be the product of (a) the Base Failure Rate times (b) the Actual Monthly Shipment for the first and second months, respectively, plus any applicable Zone Travel Charges.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa         Friday, October 20, 1995
---------------------------------------------------     ------------------------

      5. Promptly after the expiration of the third (3rd) month of the term, Wang shall determine the Average Actual Failure Rate applicable to the first three (3) months of the term (the "Q1 Failure Rate"). The Monthly Fees payable in the fourth, fifth and sixth months of the term shall be the product of the Q1 Failure Rate times the Actual Monthly Shipments in the third, fourth and fifth months, respectively, plus any applicable Zone Travel Charges. Promptly after the expiration of the sixth (6th) month of the term, Wang shall determine the Average Actual Failure Rate applicable to the fourth, fifth and sixth months of the term (the "Q2 Failure Rate"). The Monthly Fees payable in the seventh, eighth and ninth months of the term shall be the product of the Q2 Failure Rate times the Actual Monthly Shipments for the sixth, seventh and eighth months, respectively, plus any applicable Zone Travel Charges. The Monthly Fees payable for each three-month period in the balance of the term shall be similarly determined, using the Average Actual Failure Rate for the prior quarter in each case.

      6. Unless otherwise agreed in writing by Wang and OEM, each unit of Equipment shall be included in the total of the Covered Units only for a period of twelve (12) months. After the expiration of twelve (12) months after the month in which such unit of Equipment was shipped by OEM, Wang shall no longer be obligated to provide Remedial Maintenance Service with respect to such unit of Equipment, and the total of the Covered Units shall be appropriately reduced.

      7. In addition, each Monthly Fee is subject to adjustment to account for the difference, if any, between (a) the Monthly Fee (less Zone Travel Charges) paid by OEM with respect to such month, and (b) the amount determined by multiplying the fee applicable to the Actual Failure Rate for such month times the Actual Monthly Shipment for such month. The amount of such difference shall be added to, or subtracted from, as the case may be, the invoice for the next Monthly Fee after such determination has been made. In no event shall any such adjustment cause any Monthly Fee to be less than the $5,000 minimum or the annual amount divided by 12 referred to in paragraph 1 of this Schedule.

      8. Effective not sooner than one (1) year from the Effective Date and upon not less than ninety (90) days prior written notice to OEM, Wang may increase the per-unit fees set forth in the Price Table. Provided, however, that such increase shall not exceed ten percent (10%) during any twelve (12) month period.

      9. In the event that Wang responds to an Equipment Failure, and OEM has not caused the appropriate Part or Parts to be available to Wang in connection with such Failure as provided herein, OEM shall pay to Wang the price shown in Schedule A for each return visit.

      10. Wang reserves the right to bill Travel Zone Charges on a separate invoice.

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa        Friday, October 20, 1995
-------------------------------------------------      ------------------------

                                   SCHEDULE I

                    OEM INSTALLATION/RELOCATION REQUEST FORM


                          OEM Customer Site Information


Name

Address

City                                        State
     -------------------------------------        --------------------
Phone #    1-
             ----------------------
Contact
          -------------------------------------------------------
OEM PURCHASE ORDER NUMBER
                          ---------------------------------------
OEM Requester Name
                  -----------------------------------------------
Phone #    1-
             ----------------------------------------------------
INSTALLATION DATE:
                  -----------------------
WARRANTY START DATE:                                  IF APPLICABLE
                     -----------------------


                           LIST OF PRODUCTS TO INSTALL

QTY                          PRODUCT MODEL                    SERIAL #

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

----- ea    ---------------------------------------------   -------------------

CONTRACT CONTROL NUMBER WCS-Dynasys-0001 rev aa        Friday, October 20, 1995
--------------------------------------------------     ------------------------


                                   SCHEDULE J


                            APPLICATION SOFTWARE LIST

ENVIRONMENTS

Windows 3.X/95                                       Microsoft
DOS 6.X


INTEGRATED SYSTEMS

Microsoft Works for DOS                              Microsoft
Microsoft Works for Windows                          Microsoft


ELECTRONIC MAIL

Microsoft Mail                                       Microsoft


WORD PROCESSING

Word for Windows                                     Microsoft